As filed with the Securities and Exchange Commission on October 27, 2006
                                                Securities Act File No. 33-25747

                                            Investment Company File No. 811-5698

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]


                      Pre-Effective Amendment No.                            [ ]
                                                   ------



                      Post-Effective Amendment No.   21                      [X]
                                                   ------


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


                                     Amendment No.   23                      [X]
                                                   ------



                                                (Check appropriate box or boxes)


                         TAX EXEMPT PROCEEDS FUND, INC.


               (Exact Name of Registrant as Specified in Charter)


                     C/O REICH & TANG ASSET MANAGEMENT, LLC
                                600 FIFTH AVENUE
                            NEW YORK, NEW YORK 10020


               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (212) 830-5200


                                 ROSANNE HOLTZER
                       Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)


                        Copy to: MICHAEL R. ROSELLA, ESQ.
                     Paul, Hastings & Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.


 It is proposed that this filing will become effective:  (check appropriate box)
         [X]      immediately upon filing pursuant to paragraph (b)
         [ ]      on [date] pursuant to paragraph (b)
         [ ]      60 days after filing pursuant to paragraph (a)(1)
         [ ]      on (date) pursuant to paragraph (a)(1)
         [ ]      75 days after filing pursuant to paragraph (a)(2)
         [ ]      on (date) pursuant to paragraph (a)(2) of Rule 485


 If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

________________________________________________________________________________
TAX EXEMPT                                                      600 FIFTH AVENUE
PROCEEDS FUND, INC.                                           NEW YORK, NY 10020
                                                                  (212) 830-5345
                                                      (800) 433-1918 (Toll Free)
________________________________________________________________________________




PROSPECTUS

October 27, 2006


A money market fund whose investment objectives are to seek to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity.


The Fund is offered primarily to entities that are issuers of tax-exempt state and local bonds, such as states and local municipalities, and their authorities, agencies, instrumentalities and subdivisions ("Qualified Investors").


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS



 2      Risk/Return Summary: Investments, Risks,               6  Management, Organization and Capital Structure
        and Performance
                                                               7  Shareholder Information

 4      Risk/Return Summary: Fee Table                        13   Distribution Arrangements

 5      Investment Objectives, Principal Investment           14   Financial Highlights
        Strategies and Related Risks

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

--------------------------------------------------------------------------------

I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

    The Fund seeks to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    The Fund intends to achieve its investment objective by investing principally in short-term, high quality, tax-exempt fixed rate and variable rate obligations issued by state and municipal governments and by public authorities. The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax-exempt bonds" for federal income tax purposes. Therefore, Qualified Investors will, in the opinion of counsel, be exempt from the arbitrage rebate provisions of the Internal Revenue Code of 1986, as amended (the "Code") with respect to their investment in the Fund. These debt obligations are collectively referred to throughout the Prospectus as Municipal Obligations. The Fund's investment in Municipal Obligations will include municipal notes, variable rate demand instruments and industrial revenue bonds ("IRBs") not subject to the federal alternative minimum tax. The Fund may also invest in participation certificates, which evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions and which meet the federal income tax definition of "tax-exempt bond" ("Participation Certificates").

    The Fund will not invest in securities if the interest income from such securities could be subject to the federal alternative minimum tax.

    The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o Because the Fund may purchase Participation Certificates and IRBs not subject to the federal alternative minimum tax from banks and such instruments are backed by bank letters of credit or bank guarantees, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.

o Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations.


RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

    The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods and since inception. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

                   TAX EXEMPT PROCEEDS FUND, INC. (1)(2)

[GRAPHIC OMITTED]

Calendar Year End     % Total Return

1996                     3.16%
1997                     3.33%
1998                     3.15%
1999                     2.91%
2000                     3.73%
2001                     2.49%
2002                     1.09%
2003                     0.67%
2004                     0.81%
2005                     1.99%




(1)  As of September 30, 2006, the Fund had a year-to-date return of 2.24%.


(2) The Fund's highest quarterly return was 0.98% for the quarter ended December 31, 2000; the lowest quarterly return was 0.13% for the quarter ended September 30, 2003.




       AVERAGE ANNUAL TOTAL RETURNS - TAX EXEMPT PROCEEDS FUND, INC.

       FOR THE PERIODS ENDED DECEMBER 31, 2005





       One Year                                          1.99%
       Five Years                                        1.41%
       Ten Years                                         2.33%
       Since Inception*                                  2.92%

      __________________

       * The inception date for the Fund is January 27, 1989.

--------------------------------------------------------------------------------
                                   FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)
Management Fees......................................      0.40%

Distribution and Service (12b-1) Fees................      0.00%

Other Expenses *.....................................      0.00%
                                                           -----

Total Annual Fund Operating Expenses.................      0.40%

________________
* Pursuant to the terms of the Investment Management Contract the Fund's investment manager has contractually agreed to bear or reimburse all expenses of the Fund (other than the management fee).

EXAMPLE


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.



The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR           3 YEARS           5 YEARS          10 YEARS


                                $41              $128              $224             $505

--------------------------------------------------------------------------------
                                      -4-
--------------------------------------------------------------------------------


II.  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------


    The Fund is a diversified, short-term, tax-exempt money market fund whose investment objectives are to seek to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity.


    The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund. The Fund's fundamental policies of investing in securities that would qualify an investment in the Fund as an investment in "tax-exempt bonds" and of not investing in securities, the interest income on which may be subject to the federal individual alternative minimum tax, may only be changed with the approval of 90% of the Fund's outstanding shares.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

    The Fund will invest primarily in short-term, high quality, tax-exempt, fixed rate and variable rate obligations issued by or on behalf of states, municipal governments, their authorities, agencies, instrumentalities and political subdivisions.

    The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax-exempt bonds" as defined in Section 150(a)(6) of the Code and amplified in Treasury Department Regulations, the income on which is not an item of tax preference includable in federal alternative minimum tax, and, therefore, shareholders of the Fund that are tax-exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code with respect to income from the Fund.

    The Fund may also invest in Participation Certificates in Municipal Obligations. These Participation Certificates are purchased by the Fund from banks, insurance companies or other financial institutions and cause the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes. The Fund expects to invest in Participation Certificates purchased from banks in IRBs and other Municipal Obligations. The Fund will not invest in IRBs, the interest income from which may be subject to the federal individual alternative minimum tax.

    The Fund will not invest in securities if the interest income on such securities could be subject to the federal alternative minimum tax.

    The Fund may hold uninvested cash reserves pending investment.

    The Fund shall invest not more than 5% of its total assets in securities issued by a single issuer.

    With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

    The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. It is anticipated that Qualified Investors will utilize the Fund for short-term investment purposes. While this may result in a higher rate of portfolio turnover with increased transaction costs, it will not affect the Fund's expense ratio because of the Manager's obligation to pay all expenses of the Fund (other than the management fee).

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

    The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

    For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

    The Fund's investment policies were developed for the particular federal income tax needs of Qualified Investors. Investors that are not issuers of state and local bonds and that desire to invest in a tax-exempt money market fund may consider an investment in the other tax-exempt money market funds managed by Reich & Tang Asset Management, LLC.


RISKS
--------------------------------------------------------------------------------

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

    By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the credit support. Changes in the credit quality of such provider could affect the value of the security and your investment in the Fund.

    Investment by the Fund in other than "tax-exempt bonds" will subject the Fund's shareholders that are tax-exempt bond issuers to the arbitrage rebate provisions of the Code with respect to income from the Fund. However, the Fund's fundamental investment policies prohibit the Fund from investing in securities other than "tax-exempt bonds" as that term is defined in this Prospectus.

    Because the Fund may invest in Participation Certificates and IRBs which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of the banking industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


    A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III.     MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


    The Fund's investment adviser is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of

     September 30, 2006, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.1 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .40% per annum of the Fund's average daily net assets up to $250 million; .35% per annum of the average daily net assets between $250 million and $500 million; and ..30% per annum of the average daily net assets over $500 million, for managing the Fund's investment portfolio and performing related administrative and clerical services. For the fiscal year ended June 30, 2006, the Fund paid the Manager a fee equal to 0.40% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's Semi-Annual report for the period ended December 31, 2005.


    The Investment Management Contract also provides that the Manager will bear the cost of, or reimburse the Fund for, all other expenses of the Fund. Therefore, the fee payable under the Investment Management Contract will be the only expense of the Fund. The fees are accrued daily and paid monthly. Any portion of the Management Fee received by the Manager may be used by the Manager and the Distributor to provide shareholder and administrative services and for distribution of Fund shares. (See "Distribution Arrangements" herein.)

IV.      SHAREHOLDER INFORMATION


    The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from investors.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

    The net asset value of the Fund's shares is determined as of 4:00 p.m. Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

    The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

    Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

    The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund does not accept a purchase order from investors until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

    The Fund will send a personalized monthly statement to all shareholders listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares). Shareholders will also receive a confirmation of each purchase and redemption of Fund shares.

DIRECT PURCHASES
--------------------------------------------------------------------------------

    Investors who wish to invest in the Fund may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund at
(212) 830-5345 or toll free (800) 433-1918.

MAIL AND PERSONAL DELIVERY

    Investors may send or deliver a check made payable to "Tax Exempt Proceeds Fund, Inc." along with a completed Fund application to:


    Tax Exempt Proceeds Fund, Inc.
    Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020


    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

    The Bank of New York
    ABA # 021000018
    Reich & Tang Funds
    DDA # 8900403519
    For Tax Exempt Proceeds Fund, Inc.
    Account of (Investor's Name)
               ------------------------------------
    Fund Account #
                   --------------------------------
    SS#/Tax ID#
               ------------------------------------

    An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

    There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


SUBSEQUENT PURCHASES OF SHARES
--------------------------------------------------------------------------------

    Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:


    Tax Exempt Proceeds Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232 Newark, New Jersey 07101-3232


    There is no minimum investment requirement for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


    Provided that the information on the Fund application on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 10 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


    A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

    When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS

    Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Tax Exempt Proceeds Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

    All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application OR IN A SUBSEQUENT WRITTEN AUTHORIZATION.


    Normally the redemption proceeds are paid by check and mailed to the shareholder of record.

CHECKS

    By making the appropriate election on their Fund application, shareholders may request a supply of checks which may be used to effect redemptions. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. For Qualified Investors, checks will be pre-printed with a legend certifying compliance with specific limitations for withdrawal. Checks may be drawn in any amount and may be used like an ordinary commercial bank check, except that they may not be certified. When a check is presented to the Fund's agent bank for payment, the Fund's agent bank instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed through the Fund Business Day on which the check clears. Fund shares purchased by check may not be redeemed by check for up to 10 days following the date of purchase.

    There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

    Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. The Fund's agent bank will not honor checks that are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

    Investors wishing to participate in this method of redemption should elect it on their Fund application.

    Qualified Investors making this election are required to complete a certified resolution or other evidence of authorization in accordance with the normal practices of the Fund's agent bank. Appropriate authorization forms will be sent by the Fund's agent bank to shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time.

TELEPHONE

    The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

    A shareholder making a telephone redemption should call the Fund at (212) 830-5345 or toll free at (800) 433-1918, and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

GENERALLY

    There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

    The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

    The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

    The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's account after a withdrawal is less than $1,000 solely because of withdrawals and not because of fluctuations in the value of the account. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. A shareholder who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

    In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.

FREQUENT TRADING
--------------------------------------------------------------------------------

    The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

    Nonetheless, as indicated under "Pricing of Fund Shares," the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES
--------------------------------------------------------------------------------

    Dividends paid by the Fund that are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular federal income tax provided the Fund qualifies to distribute exempt-interest dividends by primarily holding tax-exempt obligations.

    If distributions are made in this manner, dividends derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular federal income tax, although as described below, corporations may be required to include such "exempt-interest dividends" distributed by the Fund in determining their federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 45 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including "exempt interest dividends" paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Although interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax, the Fund will not invest in securities the interest income on which may be subject to the federal individual alternative minimum tax.

    Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item).

    In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income", including tax-exempt interest.


    Although the Fund intends to maintain a $1.00 per share net asset value, the sale or redemption of shares or the exchange of shares for shares of another Fund may result in the investor's receipt of more or less than it paid for its shares and, thus, in a taxable gain or loss to the investor.


    With respect to variable rate demand instruments, including participation certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations, and the interest thereon will be exempt from federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

    The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

    If an issuer of a state or local tax-exempt bond invests the proceeds of the bond issue in any "tax-exempt bond", the income on which is not an item of tax preference and is not includible in the alternative minimum tax computation for individual taxpayers, such issuer is not subject to the rebate provisions of Code Section 148 with respect to the income from such bond. The rebate provisions would require an issuer that invests bond proceeds in "higher yielding investments" (other than in certain "tax-exempt bonds") to rebate a portion of the income from such investments in order for the bond interest to remain tax-exempt to the bondholders. The term "tax-exempt bond" means any bond the interest on which is excludable from gross income under Section 103(a) of the Code. Regulations provide that for purposes of the arbitrage rebate provision of Section 148 of the Code, the term "tax-exempt bond" includes an interest in a regulated investment company to the extent that at least 95% of the income to the holder of the interest is interest that is excludable from gross income under Section 103 of the Code. The Fund anticipates that it will comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a "tax-exempt bond" for arbitrage purposes. If the Fund does not comply with such requirements, issuers who invest in the Fund will be subject to the rebate provisions of Code Section 148 with respect to income from the Fund.

    Since the Fund is established primarily for issuers of tax-exempt bonds that do not wish to be subject to the Code's rebate requirements, the Fund intends to comply with the provisions of these regulations and will invest only in tax-exempt bonds the interest from which, in the opinion of bond counsel at the date of issuance, is excludable from gross income under Section 103 of the Code and is not subject to the individual alternative minimum tax provisions.

    The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions.


    Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the fund in their own states and localities. Investors should review the Statement of Additional Information for a further discussion of tax consequences of an investment in the Fund.

V.  DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES

--------------------------------------------------------------------------------


    Investors do not pay a sales charge to purchase shares of the Fund.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement. There are no fees or expenses chargeable to the Fund under the Plan. The Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute indirect payment by the Fund for distribution expenses. If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

    The Plan provides that the Manager may make payments to securities dealers and other third parties who engage in the sale of shares of the Fund or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract in effect for that year.

VI.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance for the last 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by Sanville & Company, the Fund's Independent Registered Public Accounting Firm. The report of Sanville & Company, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                            YEARS ENDED JUNE 30,
                                                       --------------------------------------------------------------
                                                          2006         2005         2004         2003         2002
                                                       ----------   ----------   ----------   ----------   ----------

PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout the year)
Net asset value, beginning of year..........           $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                       ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income....................              0.025        0.014        0.006        0.009        0.015
Less distributions from:
   Dividends from net investment income.....             (0.025)      (0.014)      (0.006)      (0.009)      (0.015)
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value, end of year................           $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                       ==========   ==========   ==========   ==========   ==========
TOTAL RETURN................................              2.57%        1.36%        0.60%        0.92%        1.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............           $ 155,258    $ 150,784    $ 170,362    $ 190,422    $ 201,725
Ratios to average net assets:
   Expenses ................................              0.40%        0.40%        0.40%        0.40%        0.40%
   Net investment income....................              2.55%        1.34%        0.59%        0.92%        1.48%

                     NOTICE OF REICH & TANG* PRIVACY POLICY



     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

_____________________________
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.








                       THIS IS NOT PART OF THE PROSPECTUS

=======================================

A Statement of Additional Information
(SAI) dated October 27, 2006 includes
additional information about the Fund
and its investments and is incorporated       TAX EXEMPT
by reference into this Prospectus.             PROCEEDS
Further information about Fund                FUND, INC.
investments is available in the annual
and semi-annual shareholder reports. You
may obtain the SAI and the annual and
semi-annual reports without charge by           PROSPECTUS
calling the Fund toll free at (800)          OCTOBER 27, 2006
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at
http://www.money-funds.com/funds/index.
To request other information about the
Fund, please call your financial
intermediary or the Fund.

=======================================
=======================================

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on
the operation of the Public Reference
Room may be obtained by calling the
Commission at (202) 551-8090. Fund
reports and other information about the
Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public
Reference Section, Washington, D.C.
20549-0102.


Investment Company Act No. 811-5698



             Reich & Tang Distributors, Inc.
          600 Fifth AvenueNew York, NY 10020
                    (212) 830-5345



TEP10/06P

       TAX EXEMPT PROCEEDS FUND, INC.

                                            600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5345
                                                       800) 433-1918 (Toll Free)
================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 27, 2006



                 RELATING TO THE TAX EXEMPT PROCEEDS FUND, INC.

                        PROSPECTUS DATED OCTOBER 27, 2006



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of Tax Exempt Proceeds Fund, Inc. (the "Fund"), dated October 27, 2006, and should be read in conjunction with the Fund's Prospectus.


A Prospectus may be obtained by writing or calling the Fund toll free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided.



The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Fund's Prospectus.



This SAI is incorporated by reference into the Fund's Prospectus in its entirety.





                                Table of Contents
------------------------------------------------------------------------------------------------------------------------------------

  Fund History.........................................2      Brokerage Allocation and Other Practices.................17


  Description of the Fund and Its Investments and             Capital Stock and Other Securities.......................17


        Risks .........................................2      Purchase, Redemption and Pricing of Shares...............18

  Management of the Fund............................. 10      Taxation of the Fund.....................................19

  Control Persons and Principal Holders of                    Underwriters.............................................20


        Securities....................................13      Financial Statements ....................................21


  Investment Advisory and Other Services..............14      Description of Ratings...................................22



I.  FUND HISTORY

The Fund was incorporated on November 18, 1988, in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek to provide its investors with high current interest income exempt from federal income taxes, preservation of capital and maintenance of liquidity. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will only invest in securities that would qualify an investment in the Fund as an investment in "tax-exempt bonds" as defined in Section 150(a)(6) of the Internal Revenue Code of 1986, as amended (the "Code") and amplified in Treasury Department Regulations. Therefore, Fund shareholders that are tax-exempt bond issuers are expected to be exempt from the arbitrage rebate provisions of the Code with respect to income from the Fund.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.

The Fund's assets will be invested primarily in short-term high quality, tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions that meet this federal income tax definition ("Municipal Obligations") and in participation certificates in such obligations purchased from banks, insurance companies or other financial institutions. The Fund will not invest in Municipal Obligations the interest income on which may be subject to the federal individual alternative minimum tax.

The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations and stand-by commitments. The Fund may invest its assets in participation certificates issued by banks in industrial revenue bonds and other Municipal Obligations. In view of this possible investment in bank participation certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.)

The investment objectives of the Fund described above may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. The Fund's fundamental investment policies of investing in securities that would qualify an investment in the Fund as a "tax-exempt bond" and of not investing in securities, the interest income on which may be subject to the federal individual alternative minimum tax, may only be changed with the approval of 90% of the Fund's outstanding shares. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase securities determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) Municipal Obligations with remaining maturities of 397 days or less that are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); (ii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act")) and have received a rating from an NRSRO, or such guarantor has received a rating from an NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee (unless, the guarantor, directly or indirectly, controls, is controlled by or is under common control with the issuer of the security subject to the Guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; or (iii) unrated Municipal Obligations determined by the Manager to be of comparable quality. In addition, Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided however, that this type of Municipal Obligation may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) There are several organizations that currently qualify as NRSROs including Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSRO's, or are unrated securities that have been determined by the Manager to be of comparable quality.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.


The Fund has elected and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


DESCRIPTION OF MUNICIPAL OBLIGATIONS


As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates":

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds, or any guarantor of the bonds to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. In accordance with Investment Restriction 7 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature. The Fund will not invest in IRBs, the interest income from which may be subject to the federal individual alternative minimum tax.


     In view of the investment of the Fund in IRBs not subject to federal alternative minimum tax and participation interests therein secured by letters of credit or Guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Any other federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the Fund's investments and policies as described under "Description of the Fund and Its Investments and Risks" herein and under "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectus and that is permissible under Rule 2a-7 under the 1940 Act.

Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act, (iii) is determined to no longer present minimal credit risks, or (iv) an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

Certain Municipal Obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other Guarantee, on the full faith and credit of the United States government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

VARIABLE RATE DEMAND INSTRUMENTS AND PARTICIPATION CERTIFICATES

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or Guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes. A Participation

Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

WHEN-ISSUED SECURITIES

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the outstanding shares of the Fund; except that fundamental investment restriction number 2 below may only be changed with the approval of 90% of the outstanding shares of the Fund. The term "majority of the outstanding shares" as used in this paragraph means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks."

2. Purchase any security (i) the interest income on which may be subject to the federal individual alternative minimum tax or (ii) that would disqualify an investment in the Fund as an investment in "tax-exempt bonds" as defined in Section 150(a) (6) of the Code.

3. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

5. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

6. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

7. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Fund will not invest more than 10% of the Fund's total net assets in securities that are not readily marketable (including participation certificates and variable rate demand instruments with a right to demand payment on more than 7 days notice).

8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

9.   Make loans to others.

10. Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

11. Invest more than 5% of its assets in the obligations of any one issuer except for securities backed by the United States Government, or its agencies or instrumentalities, which may be purchased without limitation, and except to the extent that investment restriction 13 permits a single bank to issue its letters of credit covering up to 10% of the total assets of the Fund.

12. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

13. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its net assets in IRBs and that there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an IRB, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 under the Investment Company Act of 1940), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such terms are defined in Rule 2a-7).

14. Invest in securities of other investment companies except (i) the Fund may purchase unit investment trust securities where such unit investment trust meets the investment objectives of the Fund and then only up to 5% of the Fund's net assets except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act.

15. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of trustees; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Audit Committee are Marian R. Chertow, John C. Richmond and Glenn S. Klocko. The Audit Committee met once during the fiscal year ended June 30, 2006.

The Board also has a Nominating Committee comprised of Marian R. Chertow, John
C. Richmond and Glenn S. Klocko to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended June 30, 2006. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The following table shows the Directors and executive officers of the Fund and their principal occupations during the last five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, NY 10020.


                       Directors and Officers Information
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                     TERM OF OFFICE                                                     PORTFOLIOS IN       OTHER
                       POSITION(S)         AND                                                           FUND COMPLEX  DIRECTORSHIPS
  NAME, ADDRESS,        HELD WITH       LENGTH OF                 PRINCIPAL OCCUPATION(S)                OVERSEEN BY      HELD BY
      AND AGE              FUND      TIME SERVED (1)                DURING PAST 5 YEARS                    DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------

Marian R. Chertow,      Director       Since 1989    Director, Industrial Environmental Management            One             None
Age 51                                               Program, School of Forestry and Environmental

                                                     Studies at Yale University since July 1991.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

John C. Richmond,       Director       Since 1989    Deputy Treasurer - Debt Management for the State         One             None
Age 82                                               of Connecticut from March 1975 until his

                                                     retirement in June 1987.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Glenn S. Klocko,        Director       Since 1990    Comptroller, City of Bristol, Connecticut since          One             None
Age 51                                               May 1998; Director of Finance, Town of Avon,

                                                     Connecticut from 1988 to 1998.
------------------------------- ---- --------------- -------------------------------------------------- ----------------- ----------
INTERESTED DIRECTORS/OFFICERS:
------------------------------- ---- --------------- -------------------------------------------------- ----------------- ----------

Catherine Boone,      Director(2)      Since 2000    Assistant Treasurer, State of Connecticut,               One             None
Age 62                                               Office of the Treasurer since 2000, Deputy

                                                     Assistant Treasurer, State
                                                     of Connecticut, Office of
                                                     the Treasurer from March
                                                     1995 to 2000.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Howard Rifkin,         Director(2)     Since 2000    Deputy Treasurer, State of Connecticut, Office of         One            None
Age 56                                               the Treasurer since January 1999, Deputy Secretary

                                                     of the State, State of
                                                     Connecticut, from January
                                                     1997 to January 1999 and
                                                     Associate Professor and
                                                     Director, Institute of
                                                     Public Service, University
                                                     of Connecticut from 1991 to
                                                     1997.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Steven W. Duff,         President      Since 1994    President and Manager of Reich & Tang Asset               N/A             N/A
Age 52                  and Chief                    Management, LLC (the "Manager") and President of

                        Executive                    the Mutual Funds division of the Manager since
                        Officer(3)                   1994.  Mr. Duff is also President and
                                                     Director/Trustee of eight other  funds in the
                                                     Reich & Tang Fund Complex, Director of Pax World
                                                     Money Market Fund, Inc. and Principal Executive
                                                     Officer of Delafield Fund, Inc.   Mr. Duff also
                                                     serves as a Director of Reich & Tang Services,
                                                     Inc. and Reich & Tang Distributors, Inc.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Richard De Sanctis,       Vice         Since 2005    Executive Vice President and Chief Financial              N/A             N/A
Age 50                  President                    Officer of Manager.  Associated with the Manager
                                                     since 1990. Mr. De Sanctis is also Vice

                        Treasurer   From 1992 to     Presidentof ten other funds in the Reich & Tang
                           and          2004         Fund Complex, Vice President and Assistant
                        Assistant                    Secretary of Cortland Trust, Inc. and serves as
                        Secretary                    Executive Vice President and Chief Financial
                                                     Officer of Reich & Tang Services, Inc. and Reich &
                                                     Tang Distributors, Inc.  Prior to December 2004,
                                                     Mr. De Sanctis was Treasurer and Assistant
                                                     Secretary of eleven funds in the Reich & Tang Fund
                                                     Complex and Vice President, Treasurer and
                                                     Assistant Secretary of Cortland Trust, Inc.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Molly Flewharty,          Vice         Since 1990    Senior Vice President of Manager. Associated             N/A             N/A
Age 55                 President                     with the Manager since December 1977. Ms.

                                                     Flewharty is also Vice President of eleven other
                                                     funds in the Reich & Tang Fund Complex.  Ms.
                                                     Flewharty also serves as Senior Vice President
                                                     of Reich & Tang Distributors, Inc.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Rosanne Holtzer,         Chief         Since 2004    Senior Vice President, Compliance Officer and            N/A             N/A
Age 42                 Compliance                    Assistant Secretary of the Manager.  Associated

                        Officer                      with the Manager since June 1986. Ms. Holtzer is
                                                     also Chief Compliance Officer, Secretary and
                       Secretary       Since 2001    Assistant Treasurer of eleven other funds in the
                                                     Reich & Tang Fund Complex.  Ms. Holtzer also
                       Assistant       Since 1999    serves as Senior Vice President , Assistant
                       Treasurer                     Secretary and Compliance Officer of Reich & Tang
                                                     Distributors, Inc. and Senior Vice President,
                                                     Assistant Secretary and Chief Compliance Officer
                                                     of Reich & Tang Services, Inc.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------


                                      -11-


                       DIRECTORS AND OFFICERS INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
  NAME, ADDRESS,       POSITION(S)   TERM OF OFFICE               PRINCIPAL OCCUPATION(S)                 NUMBER OF
                                                                                                        PORTFOLIOS IN     OTHER
                                           AND                                                          FUND COMPLEX   DIRECTORSHIPS
                        HELD WITH       LENGTH OF                                                        OVERSEEN BY     HELD BY
      AND AGE              FUND      TIME SERVED (1)                DURING PAST 5 YEARS                    DIRECTOR      DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS/OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------

Michael Lydon,       Vice President    Since 2005    Executive Vice President and Chief Operations            N/A             N/A
Age 43                                               Officer of the Manager.  Mr. Lydon has been

                                                     associated with the Manager since January 2005.
                                                     Mr. Lydon was Vice President at Automatic Data
                                                     Processing from July 2000 to December 2004.
                                                     Prior to July 2000, Mr. Lydon was Executive Vice
                                                     President and Chief Information Officer of the
                                                     Manager.  Mr. Lydon is also Vice President of
                                                     eleven other funds in the Reich & Tang Fund
                                                     Complex.  Mr. Lydon also serves as Executive
                                                     Vice President and Chief Operations Officer for
                                                     Reich & Tang Distributors, Inc. and Reich & Tang
                                                     Services, Inc.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Anthony Pace,        Treasurer and     Since 2004    Vice President of the Manager.  Associated with          N/A             N/A
Age 41                 Assistant                     the Manager since September 2004.  Mr. Pace was

                       Secretary                     a Director of a Client Service Group at GlobeOp
                                                     Financial Services, Inc. from May 2002 to August
                                                     2004 and Controller/Director of Mutual Fund
                                                     Administration for Smith Barney Funds Management
                                                     LLC and Salomon Brothers Asset Management Inc.
                                                     from 1998 to May 2002.  Mr. Pace is also
                                                     Treasurer and Assistant Secretary of eleven
                                                     other funds in the Reich & Tang Fund Complex.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

Irene Ward,          Vice President    Since 1999    Senior Vice President of the Manager.                    N/A             N/A
Age 59                                               Associated with the Manager since 1986.  Ms.

                                                     Ward is also Senior Vice President of Reich &
                                                     Tang Services, Inc.
-------------------- --------------- --------------- -------------------------------------------------- ----------------- ----------

(1) Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he resigns or retires or until their successor is elected and qualifies.

(2) Ms. Catherine Boone and Mr. Howard Rifkin are deemed interested persons of the Fund, as defined in the 1940 Act, due to their affiliation with the State of Connecticut.

(3) Steven W. Duff is deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.

THE FOLLOWING TABLE SHOWS THE DOLLAR RANGE OF FUND SHARES BENEFICIALLY OWNED BY EACH DIRECTOR AS OF DECEMBER 31, 2005:


NAME OF DIRECTOR                   DOLLAR RANGE OF EQUITY SECURITIES IN        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL FUNDS OVERSEEN OR TO BE
                                                                           OVERSEEN BY DIRECTOR OR NOMINEE IN FAMILY
                                                 THE FUND                           OF INVESTMENT COMPANIES


Marian R. Chertow                                  None                                      None

John C. Richmond                                   None                                      None

Glenn S. Klocko                                    None                                      None

INTERESTED DIRECTORS:

Catherine S. Boone                                 None                                      None

Howard G. Rifkin                                   None                                      None

The Fund (1) paid an aggregate remuneration of $7,125 to its Directors with respect to the period ended June 30, 2006, all of which consisted of aggregate directors' fees paid to the three disinterested Directors, pursuant to the terms of the Investment Management Contract (See "Investment Advisory and Other Services" herein).

Directors of the Fund not affiliated with the Manager receive from the Fund (1) an annual retainer of $1,000 and a fee of $375 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. See "Compensation Table".

                               COMPENSATION TABLE


  NAME OF PERSON,           AGGREGATE           PENSION OR RETIREMENT      ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
      POSITION        COMPENSATION FROM THE   BENEFITS ACCRUED AS PART       BENEFITS UPON       FUND AND FUND COMPLEX PAID
                             FUND (1)             OF FUND EXPENSES            RETIREMENT             TO DIRECTORS(1)(2)

  Marian R. Chertow,
  Director                    $2,500                      0                        0                   $2,500 (1 Fund)

John C. Richmond,
  Director                    $2,500                      0                        0                   $2,500 (1 Fund)
  Glenn S. Klocko,

  Director                    $2,125                      0                        0                   $2,125 (1 Fund)
  Catherine S.
  Boone, Director               $0                        0                        0                     $0 (1 Fund)

  Howard G. Rifkin,
  Director                      $0                        0                        0                     $0 (1 Fund)


(1) The Directors are paid by the Manager from its management fee.

(2) The total compensation paid to such persons for the fiscal year ending June 30, 2006. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same complex if, among other things, it shares a common investment adviser with the Fund.

INFORMATION ABOUT PROXY VOTING

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.


IV.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIESIV.

On September 30, 2006 there were 165,050,803 shares of common stock outstanding. As of September 30, 2006, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of September 30, 2006:

                                                    PERCENTAGE OF                NATURE OF

NAME AND ADDRESS                                      OWNERSHIP                 OWNERSHIP
----------------                                      ---------                 ---------

State of Connecticut                                   7.14%                    Beneficial

Inter-Agency/Intra-Agency GRTS 1169
55 Elm Street
Hartford, CT  06106-1764
Attn: C. Boone


State of CT, Office of the Treasurer                   6.75%                    Beneficial
Local Bridge Program #6301
55 Elm Street

Hartford, CT  06106-1764
Attn: C. Boone

V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of September 30, 2006, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17.1 billion. The Manager acts as investment manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management US Group, L.P. ("IXIS-AMUSGROUP") formerly IXIS Asset Management North America, L.P. is the managing member and sole direct owner of the Manager. IXIS-AMUSGROUP is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fourteen affiliated asset management firms of IXIS-AMUSGROUP, collectively, have more than $219.7 billion in assets under management or administration as of June 30, 2006.

On September 21, 2006, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to September 30, 2007. The contract may be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.

The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets up to $250 million, .35% per annum of the average net assets between $250 million and $500 million and .30% per annum of the average daily net assets over $500 million for managing the Fund's investment portfolio and performing related administrative and clerical services. The Investment Management Contract also provides that the Manager will bear the cost of, or reimburse the Fund for, all other expenses of the Fund. Therefore, the fees payable under the Investment Management Contract will be the only expenses of the Fund. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder and administrative services. For the fiscal years ended June 30, 2006, June 30, 2005, June 30, 2004, the Manager received the management fees set forth in the table below:

                                                     MANAGEMENT FEES


            Fiscal Year Ended                  Payable                       Waived                     Paid
       ----------------------------- -------------------------------  ------------------------  ----------------------------

              June 30, 2006                    $635,250                          $0                   $635,250
       ----------------------------- ------------------------------- -------------------------  ----------------------------
              June 30, 2005                    $690,019                          $0                   $690,019
       ----------------------------- -------------------------------  ------------------------  ----------------------------
              June 30, 2004                    $700,717                          $0                   $700,717

       ----------------------------- -------------------------------  ------------------------  ----------------------------


      The Fund's net assets at the close of business on June 30, 2006 totaled $155,257,688.


DISTRIBUTION PLAN

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement with the Distributor, as distributor of the Fund's shares.

There are no fees or expenses chargeable to the Fund under the Plan. The Fund's Board of Directors has adopted the Plan in case certain expenses of the Fund are deemed to constitute an indirect payment by the Fund for distribution expenses. If a payment of fees under the Investment Management Contract by the Fund to the Manager should be deemed to be an indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plan.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. This consideration of $1.00 per year is also subject to the Manager's expense reimbursement obligation and, therefore, will not be an expense borne by the Fund. The shares of the Fund will be offered primarily to entities that are issuers of tax-exempt state and local bonds, such as states and municipalities and their authorities, agencies, instrumentalities and subdivisions.

The Plan provides that the Manager may make payments to securities dealers and other third parties who engage in the sale of shares of the Fund or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request. The Distributor determines the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager for any fiscal year under the Investment Management Contract in effect for that year.


The following table provides the total fees paid by the Manager pursuant to the Plan and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended June 30, 2006.

------------------------------------------------------------------------ ---------------------

Total fees paid by the Manager under the Plan:                               $15,384
------------------------------------------------------------------------ ---------------------
Payments made by the Manager and Distributor to or on behalf of
Participating Organizations:                                                 $0
------------------------------------------------------------------------ ---------------------
Breakdown of payments made pursuant to the Plan for certain types of activities:
------------------------------------------------------------------------ ---------------------
Advertising:                                                                 $0
------------------------------------------------------------------------ ---------------------
Printing and mailing of prospectuses to other than current
shareholders:                                                                $685
------------------------------------------------------------------------ ---------------------
Compensation to underwriters:                                                $0
------------------------------------------------------------------------ ---------------------
Compensation to broker-dealers:                                              $0
------------------------------------------------------------------------ ---------------------
Compensation to sales personnel:                                             $12,868
------------------------------------------------------------------------ ---------------------
Interest, carrying or other financing charges:                               $0
------------------------------------------------------------------------ ---------------------
Travel and entertainment for sales personnel:                                $1,692
------------------------------------------------------------------------ ---------------------
Miscellaneous Expenses:                                                      $139

------------------------------------------------------------------------ ---------------------



 For the fiscal year ended June 30, 2006, the total amount spent pursuant to the Plan was 0.01% of the average daily net assets of the Fund, all of which was paid by the Manager (which may be deemed an indirect payment by the Fund).

In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan was most recently approved by the Board of Directors on September 21, 2006 and will remain in effect until September 30, 2007. Thereafter it may continue in effect for successive annual periods commencing October 1, provided it is approved by a majority of the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the Directors in the manner described in the preceding sentence.

The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's shareholders.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. The custodian and transfer agent do not assist in, and are not responsible for investment decisions involving assets of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

Sanville & Company, 1514 Old York Road, Abington, PA 19001, has been selected as the independent registered public accounting firm for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, Guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. Each share when issued has equal dividend, distribution and liquidation rights. Each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which will cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of one-third of the outstanding shares of the Fund present at the meeting in person or proxy will constitute a quorum for the transaction of business at a meeting. However, the Articles of Incorporation provide that a meeting to consider an amendment to the Fund's fundamental investment policies of investing in securities that would qualify an investment in the Fund as a "tax-exempt bond" and of not investing in securities, the interest income on which may be subject to the federal individual alternative minimum tax requires that 90% of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for this purpose. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. The By-laws of the Fund provide for annual or special meetings only for (i) the election (or re-election) of Directors, (ii) approval of revised investment advisory contracts with respect to a particular class or series of stock, (iii) ratification of the selection of independent registered public accounting firm, (iv) approval of the Fund's Distribution Agreement with respect to a particular class or series of stock, and (v) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected and qualified.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares in the Prospectus is hereby incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

FEDERAL INCOME TAXES

The Fund has elected and has qualified in the past under the Code to qualify as a "regulated investment company" that distributes "exempt-interest dividends." The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Dividends paid by the Fund that are attributable to interest on obligations the interest on which is exempt from regular federal income tax and are designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year are defined by the Code as "exempt interest dividends." The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are treated as items of interest excludable from gross income by the Fund's shareholders under the Code although the amount of that interest will have to be disclosed by the shareholder on its federal tax return. A shareholder should consult its tax advisors with respect to whether exempt-interest dividends retain the exclusion under the Code if the shareholder would be treated as a "substantial user" or "related person" under the Code with respect to some or all of any "private activity" bonds held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share that it has held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to the shareholder's adjusted gross income for purposes of computing the amount of social security benefits includible in their gross income. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.

If an issuer of a tax-exempt bond invests the proceeds of the bond issue in any "tax-exempt bond", the income on which is not an item of tax preference includible in the federal alternative minimum tax computation for individual taxpayers, such issuer is not subject to the rebate provisions of Code Section 148 with respect to the income from such bonds. The rebate provisions would require an issuer that invests bond proceeds in "higher yielding investments" (other than in "tax-exempt bonds") to rebate a portion of the income from such investments in order for the bond interest to remain tax-exempt to the bond holders. The term "tax-exempt bond" means any bond the interest on which is excluded from gross income. Regulations provide that for purposes of the arbitrage rebate provision of Section 148, the term "tax-exempt bond" includes an interest in a regulated investment company to the extent that at least 95% of the income from the regulated investment company is interest excludable from gross income under Section 103 of the Code. The Fund intends to comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a "tax-exempt bond" and will invest only in tax-exempt bonds the interest from which, in the opinion of bond counsel at the date of issuance is excludable from gross income under Section 103 of the Code and is not subject to the federal individual alternative minimum tax provisions. If the Fund does not comply with all requirements that must be satisfied in order for an investment in its shares to be treated as a "tax-exempt bond" for arbitrage purposes, issuers who invest in the Fund will be subject to the rebate provisions of Code
Section 148 with respect to income from the Fund.

Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, or short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the

Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 45 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are generally taxable at a maximum rate of 15% to non-corporate shareholders instead of the regular maximum tax rate of 35%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.

The Fund also intends to distribute at least 90% of its investment company taxable income (taxable income including short term capital gain but subject to certain adjustments, exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. This distribution will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, and 100% of undistributed amounts from prior years, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 28% of taxable dividend payments and proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.
With respect to the variable rate demand instruments, including participation certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligation.

The United States Supreme Court held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations.

The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Portfolio, which may differ from the federal income tax consequences described above.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended June 30, 2006 and the report therein of Sanville & Company, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST MUNICIPAL BOND
RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( c): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

DESCRIPTION OFMOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPALNOTES AND OTHER SHORT-TERM LOANS:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES TWO HIGHEST DEBT RATINGS:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

PLUS ( + ) OR MINUS ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

PROVISIONAL RATINGS: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES TWO HIGHEST COMMERCIAL PAPER
RATINGS:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST COMMERCIAL PAPER
RATINGS:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


* As described by the rating agencies.

                           PART C - OTHER INFORMATION


ITEM 23.   EXHIBITS.


(a) Articles of Amendment and Restatement of the Registrant filed with the State Department of Assessments and Taxation on January 12, 1994, filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999, and incorporated herein by reference.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant originally filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, re-filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999 for EDGAR purposes only, and incorporated herein by reference.

(d) Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(e) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(f)      Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on October 25, 2005, and incorporated herein by reference..

(g.1) Amendment to the Custody Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.1) Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Services, Inc. filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on October 25, 2004, and incorporated herein by reference.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on October 25, 2005, and incorporated herein by reference.

(h.3) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.4) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on October 25, 2005, and incorporated herein by reference.

(h.5) Amendment to the Cash Management Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(i.1) Opinion of Messrs. Battle Fowler LLP as to the legality of the Securities being registered, including their consent to the filing thereof and as to certain federal tax matters originally filed as
         Exhibit 10 to Pre-Effective Amendment No. 2 to Registration Statement on Form N-1A, re-filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999, for EDGAR purposes only and incorporated herein by reference.

(i.2) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)      Consent of Sanville & Company, Registered Independent Public Accounting
         Firm.

(k) Audited Financial Statements for the fiscal year ended June 30, 2006 filed with the Annual Report on Form N-CSR on August 15, 2006, and incorporated herein by reference.

(l) Written assurance of New England Investment Companies, L.P. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling originally filed as Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, re-filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 27, 1999, for EDGAR purposes only, and incorporated herein by reference.

(m.1) Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

(m.2) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit (e)).

(n)      Not Applicable.

(o)      Reserved.

(p) There are no 17j-1 Codes of Ethics applicable to the Registrant because the Registrant is a money market fund.

(q) Powers of Attorney for the Directors of the Registrant filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on October 25, 2001, and incorporated herein by reference.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc. and Short Term Income Fund, Inc.

ITEM 25.   INDEMNIFICATION.

         The Registrant incorporates herein by reference the response to Item 27 in Post Effective Amendment No. 15 to the Registration Statement filed with the Commission on October 27, 2000.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

     RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management USGROUP, L.P. ("IXIS-AMUSGROUP"). IXIS-AMUSGROUP is the managing member and direct owner of RTAMLLC.

     Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

     Beverly M. Bearden is a Manager of RTAMLLC since May 2002. She is also Executive Vice President, Human Resources, of IXIS-AMUSGROUP. She is also Executive Vice President, Human Resources of IXIS AMUSGROUP. Ms. Bearden was Second Vice President of The New England (NE Mutual Insurance Company) from March 1983 to September 1993, Human Resource Assistant at Citicorp from February 1982 to March 1983, Human Resource Assistant at Hannaford Brothers from September 1979 to November 1981 and Auditor at Casco Bank & Trust from July 1977 to September 1979. Ms. Bearden is also a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.J. Dennis Delafield is a Managing Director of the Capital Management division of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard DeSanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Vice President of eleven funds in the Reich and Tang Complex, Vice President and Assistant Secretary of Cortland Trust, Inc. Mr. De Sanctis is also Executive Vice President Chief and Chief Financial Officer of Reich & Tang Distributors, Inc. and Reich and Tang Services, Inc.

     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Senior Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Rosanne Holtzer is Senior Vice President, Compliance Officer and Assistant Secretary of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Senior Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Cleo Kotis is a Vice President of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2000 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of eight funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

     Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Salomon Brothers Asset Management Inc. from 1998 to May 2002, Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.


     Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of IXIS-AMUSGROUP since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMUSGROUP from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

         G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management of IXIS-AMUSGROUP and Chief Financial Officer of IXIS-AMUSGROUP and Asset Management US Corporation, the majority interest holder in IXIS-AMUSGROUP . Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Vincent Sellecchia is a Chief Information Officer and a Managing Director of the Capital Management division of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and its predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President of Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

     Naomi Friedland-Wechler is a Executive Vice President and General Counsel of RTAMLLC. Ms. Friedland-Wechsler has been associated with RTAMLLC since April 2006.

     Richard I. Weiner is a Vice President of RTAMLLC. Mr. Weiner has been associated with RTAMLLC and its predecessors since August 1970. Mr. Weiner is also a Vice President of Reich & Tang Distributors, Inc.

ITEM 27.   PRINCIPAL UNDERWRITERS.

(a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., and Short Term Income Fund, Inc.

(b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Bearden and Messrs. Plunkett and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal address is 600 Fifth Avenue, New York, NY 10020.

                                    POSITIONS AND OFFICES
                                               WITH                             POSITIONS AND OFFICES

         NAME                        THE DISTRIBUTOR                                WITH REGISTRANT


Michael Appleton           Vice President, Chief Compliance Officer and Secretary       None
Beverly M. Bearden         Director                                                     None
Richard De Sanctis         Executive Vice President and Chief Financial Officer         Vice President

Steven W. Duff             Director                                                     President and Chief Executive Officer
Molly Flewharty            Senior Vice President                                        Vice President
Christopher Gill           Vice President                                               None
Rosanne Holtzer            Senior Vice President, Compliance Officer and Assistant      Chief Compliance Officer,
                           Secretary                                                    Secretary and Asst. Treasurer
Joseph Jerkovich           Vice President and Controller                                None
Michael Lydon              Executive Vice President and Chief Operations Officer        Vice President
Christine Manna            Vice President                                               None
Dana Messina               Executive Vice President                                     None
Jeffrey D. Plunkett        Director                                                     None
G. Neal Ryland             Director                                                     None
Richard E. Smith III       President and Director                                       None
Richard Weiner             Vice President                                               None

(c) Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager and at The Bank of New York, 2 Hanson Place - 7th floor, Brooklyn, NY 11217, the Registrant's custodian and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.

ITEM 29.   MANAGEMENT SERVICES.

         Not Applicable.

ITEM 30.   UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of October, 2006.



                         TAX EXEMPT PROCEEDS FUND, INC.





                         By:/s/Steven W. Duff
                               Steven W. Duff, President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE                                            TITLE                     DATE


(l) Principal Executive Officer:






                                                      President and Chief           October 27, 2006
      /s/Steven W. Duff
     ------------------
         Steven W. Duff                               Executive Officer



(2) Principal Financial and Accounting Officer:


                                                      Treasurer                     October 27, 2006
      /s/Anthony Pace
       --------------

         Anthony Pace


(3) All Directors:


         Marian R. Chertow                            Director*
         John C. Richmond                             Director*
         Glenn S. Klocko                              Director*
         Catherine S. Boone                           Director*
         Howard G. Rifkin                             Director*






By:                                                                                 October 27, 2006
      /s/Rosanne Holtzer
      ------------------

         Rosanne Holtzer
         Attorney-in-Fact*



*       See Exhibit (q) herein for Powers of Attorney.

                                    Exhibits


(g.1) Amendment to the Custody Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.3) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

 (h.5) Amendment to the Cash Management Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(i.2) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j) Consent of Sanville & Company, Independent Auditors.